UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2025

TRANSCODE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40363	81-1065054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TransCode Therapeutics, Inc.

6 Liberty Square, #2382
Boston, Massachusetts 02109

(Address of principal executive offices, including zip code)

(857) 837-3099

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNAZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On October 14, 2025, TransCode Therapeutics, Inc. (“TransCode”) issued a press release announcing completion of its Phase 1a clinical trial with TTX-MC138. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the related poster is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements concerning the timing, conduct and results of TransCode’s Phase 1a clinical trial, TransCode’s Phase 2a clinical trial, and TransCode’s Phase 2 clinical trial, statements about microRNAs and their involvement in cancer, and statements concerning the therapeutic potential of TransCode's TTX-MC138 and other therapeutic candidates. Any forward-looking statements in this Current Report on Form 8-K are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the risks associated with drug discovery and development; the risk that the results of clinical trials will not be consistent with TransCode's preclinical studies or expectations or with results from previous clinical trials; risks associated with the conduct of clinical trials; risks associated with TransCode's financial condition and its need to obtain additional funding to support its business activities, including TransCode's ability to continue as a going concern; risks associated with the timing and outcome of TransCode's planned regulatory submissions; risks associated with obtaining, maintaining and protecting intellectual property; risks associated with TransCode's ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties; risks of competition from other companies developing products for similar uses; risks associated with TransCode's dependence on third parties; and risks associated with geopolitical events and pandemics, including the COVID-19 coronavirus and military actions. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause TransCode's actual results to differ from those contained in or implied by the forward-looking statements, see the section entitled "Risk Factors" in TransCode's Annual Report on Form 10-K for the year ended December 31, 2024, as well as discussions of potential risks, uncertainties and other important factors in any subsequent TransCode filings with the Securities and Exchange Commission. Forward-looking statements reflect TransCode’s analysis only on their stated date; TransCode undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 14, 2025

99.2	Poster, dated October 13, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransCode Therapeutics, Inc.

Date: October 14, 2025	By:	/s/ Philippe Calais
Philippe Calais
Chief Executive Officer